Exhibit 99
                                                                      ----------

                                                           UACSC 2001-C
                                                   UNION ACCEPTANCE CORPORATION
                                                            (Servicer)
                                                             02/28/02

NOTE BALANCE RECONCILIATION                                      D O L L A R S                                         NUMBERS

                            CLASS A-1     CLASS A-2       CLASS A-3       CLASS A-4       CLASS B        TOTAL
                          ----------------------------------------------------------------------------------------------------
Original Note Balances    62,105,000.00  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  330,000,000.00  21,076
Beginning Period Note
  Balances                22,660,892.13  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  290,555,892.13  19,199
Principal Collections
  - Scheduled Payments     3,980,118.27            -               -               -               -      3,980,118.27
Principal Collections
  - Payoffs                3,419,093.31            -               -               -               -      3,419,093.31     348
Principal Withdrawal
  from Payahead                   91.99            -               -               -               -             91.99
Gross Principal Charge
  Offs                       989,846.16            -               -               -               -        989,846.16      69
Repurchases                    5,942.09            -               -               -               -          5,942.09       5
                          -------------  -------------   -------------   -------------   -------------  --------------  ------
Ending Note Balances      14,265,800.31  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  282,160,800.31  18,777
                          =============  =============   =============   =============   =============  ==============  ======

Note Factor                   0.2297045      1.0000000       1.0000000       1.0000000       1.0000000       0.8550327
Interest Rate                   2.5850%        3.0300%         3.8100%          4.390%          4.730%         3.5824%


CASH FLOW RECONCILIATION
Principal Wired                                                           7,399,847.10
Interest Wired                                                            2,557,250.04
Withdrawal from Payahead Account                                                 92.90
Repurchases (Principal and Interest)                                          6,723.97
Charge Off Recoveries                                                       263,936.55
Interest Advances                                                            46,113.35
Collection Account Interest Earned                                            9,950.93
Prefunding Reserve Amount Released from Spread Account                             -
Prefund Account Withdrawal                                                         -
Spread Account Withdrawal                                                          -
Policy Draw for Principal or Interest                                              -
                                                                         -------------
Total Cash Flow                                                          10,283,914.84
                                                                         =============

TRUSTEE DISTRIBUTION (03/08/02)

Total Cash Flow                                                          10,283,914.84
Unrecovered Advances on Defaulted Receivables                                27,425.35
Servicing Fee (Due and Unpaid)                                                       -
Interest to Class A-1 Noteholders, including any overdue amounts             45,560.98
Interest to Class A-2 Noteholders, including any overdue amounts            226,308.18
Interest to Class A-3 Noteholders, including any overdue amounts            214,817.33
Interest to Class A-4 Noteholders, including any overdue amounts            332,209.59
Interest to Class B Noteholders, including any overdue amounts               78,045.00
Principal to Class A-1 Noteholders, including any overdue amounts         8,395,091.82
Principal to Class A-2 Noteholders, including any overdue amounts                  -
Principal to Class A-3 Noteholders, including any overdue amounts                  -
Principal to Class A-4 Noteholders, including any overdue amounts                  -
Principal to Class B Noteholders, including any overdue amounts                    -
Insurance Premium                                                            36,158.07
Unreimbursed draws on the Policy for Principal or Interest                         -
Any other amounts payable to the Insurer under the Insurance Agreement
Interest Advance Recoveries from Payments                                    34,341.48
Deposit to Payahead                                                             635.52
Payahead Account Interest to Servicer                                             0.91
Excess                                                                      893,320.61
                                                                         -------------
Net Cash                                                                           -
                                                                         =============

Servicing Fee Retained from Interest Collections                            242,131.86

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                             91,200.00
Beginning Balance                                                         6,600,000.00
Trustee Distribution of Excess                                              893,320.61
Prefunding Reserve Amount Released                                                   -
Interest Earned                                                               9,188.98
Spread Account Draws                                                                 -
Reimbursement for Prior Spread Account Draws                                         -
Distribution of Funds to Servicer                                          (902,509.59)
                                                                         -------------
Ending Balance                                                            6,600,000.00
                                                                         =============

Required Balance                                                          6,600,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                          9,900,000.00
Beginning Balance                                                         9,504,769.53
Reduction Due to Spread Account                                          (1,143,494.15)
Reduction Due to Principal Reduction                                       (433,480.77)
                                                                         -------------
Ending Balance                                                            7,927,794.61
                                                                         =============

a) Outstanding Balance * 5.00% -Spread Balance                            7,927,794.61
b) Original Note Balance * 3.00%                                          9,900,000.00
c) Prior Payment Date First Loss Protection Amount                        9,504,769.53
                                                                         -------------
First Loss Protection Amount [lesser of a), b) or c)]                     7,927,794.61
                                                                         =============

First Loss Protection Fee %                                                      2.25%
First Loss Protection Fee                                                    13,873.64



POLICY  RECONCILIATION


Original Balance                                                        330,000,000.00
Beginning Balance                                                       285,126,369.61
Draws                                                                              -
Reimbursement of Prior Draws                                                       -
                                                                        --------------
Ending Balance                                                          285,126,369.61
                                                                        ==============

Adjusted Ending Balance Based Upon Required Balance                     276,699,873.25
                                                                        ==============
Required Balance                                                        276,699,873.25


PAYAHEAD RECONCILIATION


Beginning Balance                                                               604.40
Deposit                                                                         635.52
Payahead Interest                                                                 0.91
Withdrawal                                                                       92.90
                                                                         -------------
Ending Balance                                                                1,147.93
                                                                         =============

CURRENT DELINQUENCY
                                                      GROSS
        # PAYMENTS DELINQUENT          NUMBER        BALANCE
                                  -------------- --------------
1 Payment                                234       2,298,687.08
2 Payments                               105       1,327,140.96
3 Payments                               65          702,469.91
                                  -------------- --------------
Total                                   404        4,328,297.95
                                  ============== ==============
Percent Delinquent                        2.152%         1.534%




DELINQUENCY RATE (60+)
                                                                     RECEIVABLE
                                                     END OF PERIOD   DELINQUENCY
             PERIOD                   BALANCE        POOL BALANCE       RATE
                                  ---------------- ---------------- ------------
Current                               2,029,610.87   282,160,800.31       0.72%
1st Previous                          2,222,811.61   290,555,892.13       0.77%
2nd Previous                          1,716,451.91   299,225,507.62       0.57%

NET LOSS RATE
                                                                                DEFAULTED
                                                 LIQUIDATION     AVERAGE        NET LOSS
             PERIOD                 BALANCE       PROCEEDS     POOL BALANCE    (ANNUALIZED)
                                  ---------------------------------------------------------
Current                           989,846.16     263,936.55    286,358,346.22       3.04%
1st Previous                      625,118.02      92,612.11    294,890,699.88       2.17%
2nd Previous                      264,068.12       2,752.44    303,415,580.67       1.03%

Gross Cumulative Charge Offs    1,967,035.07  Number of Repossessions                  59
Gross Liquidation Proceeds        364,073.50  Number of Inventoried Autos EOM          74
Net Cumulative Loss Percentage         0.49%  Amount of Inventoried Autos EOM  486,927.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)        0.34%
Trigger                                0.60%
Status                               OK
Net Cumulative Loss Trigger Hit in   NO
  Current or any Previous Month

EXCESS YIELD TRIGGER
                                                           EXCESS YIELD
                               EXCESS       END OF PERIOD   PERCENTAGE
               PERIOD           YIELD       POOL BALANCE   (ANNUALIZED)
                             -------------------------------------------
Current                        955,723.87   282,160,800.31      4.06%
1st Previous                 1,400,838.28   290,555,892.13      5.79%
2nd Previous                 1,678,357.63   299,225,507.62      6.73%
3rd Previous                 1,979,596.48   307,605,653.71      7.72%
4th Previous                 1,832,967.86   317,045,428.51      6.94%
5th Previous                          -                -


                                      LEVEL        TRIGGER       STATUS
                                  --------------------------------------
Six Month Average Excess Yield         N/A          1.50%         N/A

Trigger Hit in Current or any Previous Month                       NO



DATE:  March 8, 2002                             /s/ Diane Slomka
                                          ----------------------------------
                                                     DIANE SLOMKA
                                                       OFFICER